UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LUBY’S, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing proxy statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Luby’s, Inc.

13111 Northwest Freeway, Suite 600

Houston, Texas 77040

PROXY STATEMENT SUPPLEMENT

For the special meeting OF STOCKHOLDERS

To be Held on November 17, 2020

This proxy statement supplement dated October 22, 2020 (this “Supplement”), supplements the definitive proxy statement (the “Proxy Statement”) filed by Luby’s, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on October 6, 2020 and made available to the Company’s stockholders in connection with the solicitation of proxies by the Board of Directors of the Company for the special meeting of stockholders (the “Special Meeting”) of the Company to be held on November 17, 2020, at 10:00 a.m., Houston time. This Supplement is being filed with the SEC and made available to stockholders on or about October 22, 2020. Each stockholder of record at the close of business on October 9, 2020 is entitled to receive notice of, attend and vote at the Special Meeting.

Subsequent to the mailing of the Proxy Statement to the Company’s stockholders, the New York Stock Exchange (the “NYSE”) notified the Company that it determined that (i) Proposal 3 in the Proxy Statement regarding an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Amended Charter”) to reduce the minimum and maximum number of directors (“Board Size Proposal”) and (ii) Proposal 5 in the Proxy Statement, regarding the adjournment of the Special Meeting (“Adjournment Proposal”), are discretionary or “routine” matters under NYSE rules. Pursuant to NYSE rules, if you hold your shares through a broker and do not instruct such broker on how to vote your shares, your broker is not permitted to vote your shares in its discretion on “non-routine” matters as determined by the NYSE, but is permitted to vote your shares in its discretion on “routine” matters as determined by the NYSE.

Accordingly, if you do not instruct your broker on how to vote your shares on Proposal 3 and Proposal 5, your broker will be permitted to vote your shares in its discretion on such proposal. In addition, because the NYSE has determined that Proposal 3 and Proposal 5 are “routine” matters, we do not expect any “broker non-votes” in connection therewith.

Each of (i) Proposal 1, approval of the voluntary liquidation and dissolution of the Company pursuant to a plan of liquidation and dissolution (“Dissolution Proposal”), (ii) Proposal 2, ratification of the rights agreement, dated as of February 15, 2018, as amended on February 11, 2019 and February 14, 2020, by and between the Company and American Stock Transfer & Trust Company, LLC (“Rights Agreement Proposal”) and (iii) Proposal 4, approval of an amendment to the Amended Charter to allow stockholders to act by written consent (“Written Consent Proposal”) are considered “non-routine” matters, and therefore non-discretionary, under applicable NYSE rules. A broker or other nominee cannot vote without instructions on those “non-routine” matters.

Your vote is important. You do not have to take any action if you have previously voted your shares and do not wish to change your vote. If you have already voted or given your proxy and wish to change your vote, you should follow the procedures described below.

Regardless of whether you attend the Special Meeting, it is important that your shares be represented. If you are a stockholder of record, you may submit your proxy over the Internet, by phone or by mail as described on the proxy card. If you hold your shares through a broker or other nominee, please follow the instructions that you receive from your broker or other nominee to ensure that your shares are voted. Submitting your proxy will not prevent you from attending the Special Meeting.

If you would like additional copies, without charge, of this Supplement or the Proxy Statement or if you have any questions or need assistance in voting your shares, please contact:

Morrow Sodali LLC

509 Madison Avenue

Suite 1206

New York, NY 10022

Call Toll-Free: (800) 662-5200

or

E-mail: LUB@investor.morrowsodali.com

questions and answers about this supplement

The following provides brief answers to some of the more likely questions stockholders may have in connection with this Supplement. This Supplement may not contain all of the information that is important to you. We urge you to read this Supplement and the Proxy Statement carefully.

Why are you sending me this supplement?

We are sending you this Supplement because the NYSE determined that Proposal 3 (Board Size Proposal) and Proposal 5 (Adjournment Proposal) are “routine” matters, thereby permitting brokers to exercise discretionary voting authority with respect to such proposals. Accordingly, brokers will have discretionary authority to vote your shares on with respect to Proposal 3 and Proposal 5, unless your broker receives instructions from you on those matters. We do not expect any broker non-votes in connection with Proposal 3 and Proposal 5. Each of Proposal 1 (Dissolution Proposal), Proposal 2 (Rights Agreement Proposal) and Proposal 4 (Written Consent Proposal) are considered “non-routine” matters, and therefore your broker or other nominee cannot vote without instructions from you with respect to such proposals.

How do I vote my shares?

If you have not previously voted or if already voted or given your proxy and wish to change your vote, you should follow the procedures described below.

Voting Before the Special Meeting

If you are a stockholder of record as of the record date, you may vote by any of the following methods:

•	Voting by Internet – You may vote via the Internet by signing on to the website identified on your proxy card and following the procedures described on the website. Internet voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on your proxy card. To be valid, a submission via the Internet must be received by 11:59 p.m., Eastern daylight time, on Monday, November 16, 2020. If you vote via the Internet, you should not return your proxy card.

•	Voting by Telephone – You may vote your shares by telephone by calling the toll-free telephone number provided on your proxy card. Telephone voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on your proxy card. The procedures permit you to give a proxy to vote your shares and to confirm that your instructions have been properly recorded. To be valid, a submission by telephone must be received by 11:59 p.m., Eastern daylight time, on Monday, November 16, 2020. If you vote by telephone, you should not return your proxy card.

•	Voting by Mail – If you choose to vote by mail, simply complete the proxy card, date and sign it, and return it in the postage-paid envelope provided. Your shares will be voted in accordance with the instructions on your proxy card. To be valid, a submission by mail must be received by 5:00 p.m., Eastern daylight time, on Monday, November 16, 2020.

If you hold your shares in “street name” through an account with a bank or broker, you will receive voting instructions from your bank or broker.

Voting at the Special Meeting

If you are a stockholder of record as of the record date, you may vote your shares at the Special Meeting if you attend in person. If you intend to vote your shares at the Special Meeting, you will need to bring valid picture identification with you. We will confirm that you were a stockholder of record on the record date and will provide you with a blank proxy card, which will serve as a ballot on which to record your vote.

If you hold your shares in “street name,” you must obtain a legal proxy from your bank or broker in order to vote at the Special Meeting. A legal proxy is an authorization from your bank or broker to vote the shares it holds in its name. In addition to a legal proxy, you will need to bring with you valid picture identification and a recent account statement from your bank or broker, confirming your holdings on the record date. We will use these documents to confirm that you have proper authority to vote and, upon confirmation, will provide you with a blank proxy card to serve as a ballot.

Even if you plan to attend the Special Meeting, we encourage you to vote your shares before the meeting via the Internet, by telephone or by mail.

Can I change my vote or revoke my proxy?

Yes. You can revoke your proxy and change your vote at any time before the polls close for voting at the Special Meeting.

If you are the record holder of your shares, you may change your vote or revoke your proxy by:

•	signing and returning a later-dated proxy card, or entering a new vote via the Internet or by telephone pursuant to the instructions given in the proxy card;

•	providing timely written notice that you are revoking your proxy to our Secretary at: Luby’s, Inc., Attention: Corporate Secretary, 13111 Northwest Freeway, Suite 600 Houston, Texas 77040; or

•	attending the Special Meeting and voting in person.

Any written notice of revocation or later dated proxy that is mailed must be received before the close of business on November 16, 2020. Alternatively, you may hand deliver a written revocation notice or a later dated proxy to our Secretary at the Special Meeting before the polls are open.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Only the latest validly executed proxy that you submit will be voted at the Special Meeting.